Long-term Notes Receivable and Other Assets - Summary of Other Assets (Detail) $ in Thousands, $ in Thousands	Dec. 31, 2017 USD ($)	Dec. 31, 2017 MXN ($)	Dec. 31, 2016 MXN ($)
Disclosure Of Notes Receivable And Other Long Term Assets [Abstract]
Payments in advance		$ 4,683,117	$ 2,558,767
License		2,162,151	1,813,605
Rights-of-way		1,967,304	1,940,157
Other		2,672,605	3,200,116
Total other assets	$ 580,449	$ 11,485,177	$ 9,512,645